Exhibit 10.36

CHANGE IN CONTROL SEVERANCE AGREEMENT

THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (this “Agreement”) is made effective as of April 1, 2005 by and between Tipperary Corporation, a Texas corporation (the “Company”) and David L. Bradshaw, Chairman, President and Chief Executive Officer (“Executive”).

Explanatory Statements

WHEREAS, the Executive and Company are parties to that certain Employment and Confidentiality Agreement dated September 18, 2001 (the “Employment Agreement”) (capitalized terms not defined herein shall have the definition set forth in the Employment Agreement); and

WHEREAS, the Board of Directors of the Company (the “Board”) recognizes that the possibility of a Change in Control (as hereinafter defined) exists or may exist in the future and that the threat or the occurrence of a Change in Control can result in significant distractions of its key management personnel and employees because of the uncertainties inherent in such a situation; and

WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its shareholders to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure his continued dedication and efforts in such event without undue concern for his personal financial and employment security; and

WHEREAS, in order to induce the Executive to remain in the employ of the Company particularly in the event of a threat or the occurrence of a Change in Control, the Employer desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event his employment is terminated as a result of, or in connection with, a Change in Control.

Agreement

NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Company and Executive agree as follows:

1.  Term.  This Agreement shall commence as of the date hereof and shall continue in effect until the date the Executive’s employment by the Company is terminated; provided, however, that if the Executive’s employment is terminated following, or in anticipation of, a Change in Control, the term shall continue in effect until all payments and benefits have been made or provided to the Executive hereunder.

2.              Definitions.

2.1           “Bonus” shall mean a sum equal to the average of the Executive’s annual bonuses  paid by the Company in 2003, 2004 and 2005 by March 31, 2005.

2.2         “Change in Control” shall mean:

(a)  The acquisition by any “Person” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(b)  Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)  Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination,

(i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination,

(ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of

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the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

3.  Change in Control.  In the event of a Change in Control of the Company at any time during the Term of this Agreement, and Executive’s termination without cause under Section 9 of the Employment Agreement within a period of twenty four (24) months following the date of a Change in Control, Executive shall be entitled to the following Benefits:

(a)  The Company shall pay Executive a lump-sum severance amount within thirty (30) days following such termination equal to three (3) times the Executive’s Basic Compensation and Bonus, which amount shall be in lieu of and not in addition to Termination Compensation set forth in Section 9 of the Employment Agreement; and

(b)  The Company shall provide for Executive to receive medical, dental, life, and disability insurance coverage for twenty four (24) months following such termination at levels and a net cost to Executive comparable to that provided to Executive immediately prior to such termination; and

(c) Company shall provide Executive with outplacement services not to exceed a total cost of $5,000.

4.  Constructive Termination.  If, within a period of twenty-four (24) months following the date of a Change in Control, (a) Executive’s Basic Compensation is reduced (unless such reduction is part of an across the board reduction affecting all Company executives with a comparable level of responsibility, title or stature), or (b) Executive is removed from or denied participation in incentive plans, benefit plans, or perquisites generally provided by the Company to other Company executives with a comparable level of responsibility, title or stature, or (c) Executive’s target incentive opportunity, benefits or perquisites are reduced relative to other Company executives with comparable responsibility, title or stature, or (d) Executive is assigned duties or obligations inconsistent with his position with the Company or (e) there is a material adverse change in the nature and scope of Executive’s authority or his overall working environment, such event shall be considered a termination without cause and Executive shall be entitled to the benefits set forth in Section 3 above.  For purposes of definition, an adverse change in overall working environment would include movement of the Executive’s primary office to outside the Denver, Colorado metro area.

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5.              Miscellaneous Provisions.

5.1  All terms and conditions of this Agreement are set forth herein and in the Employment Agreement, and there are no warranties, agreements or understandings, express or implied, except those expressly set forth herein and in the Employment Agreement.

5.2  Any modification to this Agreement shall be binding only if evidenced in writing signed by all parties hereto.

5.3  Any notice or other communication required or permitted to be given hereunder shall be deemed properly given if personally delivered or deposited in the United States mail, registered or certified and postage prepaid, addressed to the Company at its most recent address on file with the United State Securities and Exchange Commission, or to Executive at his or her most recent home address on file with Company, or at other such addresses as may from time to time be designated in writing by the respective parties.

5.4  The laws of the State of Colorado shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties involved.

5.5  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

5.6  This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Company and the personal representatives, heirs and legatees of Executive.

5.7  There shall be deducted from the payment of any benefit due under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of Executive.

5.8  As a condition to receiving the payments and benefits hereunder, the Executive shall execute a document in customary form, releasing and waiving any and all claims, causes of actions and the like against the Company and its successors, shareholders, officers, trustees, agents and employees, regarding all matters relating to the Executive’s service as an employee of the Company or any affiliates and the termination of such relationship.  Such claims include, without limitation, any claims arising under the Age Discrimination in Employment Act of 1967, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991, as amended; the Equal Pay Act of 1962; the American Disabilities Act of 1990; the Family Medical Leave Act, as amended; the Employee Retirement Income Security Act of 1976, as amended, or any like acts under the laws of Australia, as the case may be.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

TIPPERARY CORPORATION

On Behalf of the Compensation Committee
Of the Board of Directors

/s/ Eugene I. Davis
Signature

Eugene I. Davis
Name

Director
Title

DAVID L. BRADSHAW

/s/ David L. Bradshaw

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CHANGE IN CONTROL SEVERANCE AGREEMENT

THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (this “Agreement”) is made effective as of April 1, 2005 by and between Tipperary Corporation, a Texas corporation (the “Company”) and Kenneth L. Ancell, Executive Vice President – Corporate Development (“Executive”).

Explanatory Statements

WHEREAS, the Executive and Company are parties to that certain Employment and Confidentiality Agreement dated October 17, 2002 (the “Employment Agreement”) (capitalized terms not defined herein shall have the definition set forth in the Employment Agreement); and

WHEREAS, the Board of Directors of the Company (the “Board”) recognizes that the possibility of a Change in Control (as hereinafter defined) exists or may exist in the future and that the threat or the occurrence of a Change in Control can result in significant distractions of its key management personnel and employees because of the uncertainties inherent in such a situation; and

WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its shareholders to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure his continued dedication and efforts in such event without undue concern for his personal financial and employment security; and

WHEREAS, in order to induce the Executive to remain in the employ of the Company particularly in the event of a threat or the occurrence of a Change in Control, the Employer desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event his employment is terminated as a result of, or in connection with, a Change in Control.

Agreement

NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Company and Executive agree as follows:

1.  Term.  This Agreement shall commence as of the date hereof and shall continue in effect until the date the Executive’s employment by the Company is terminated; provided, however, that if the Executive’s employment is terminated following, or in anticipation of, a Change in Control, the term shall continue in effect until all payments and benefits have been made or provided to the Executive hereunder.

2.              Definitions.

3.              2.1  “Bonus” shall mean a sum equal to the average of the Executive’s annual bonuses paid by the Company  in 2003, 2004 and 2005 by March 31, 2005.

2.2  “Change in Control” shall mean:

(a)  The acquisition by any “Person” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(b)  Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)  Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination,

(i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination,

(ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of

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the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

3.  Change in Control.  In the event of a Change in Control of the Company at any time during the Term of this Agreement, and Executive’s termination without cause under Section 8 of the Employment Agreement within a period of eighteen (18) months following the date of a Change in Control, Executive shall be entitled to the following Benefits:

(a)  The Company shall pay Executive a lump-sum severance amount within thirty (30) days following such termination equal to two (2) times the Executive’s Basic Compensation and Bonus, which amount shall be in lieu of and not in addition to Termination Compensation set forth in Section 8 of the Employment Agreement; and

(b)  The Company shall provide for Executive to receive medical, dental, life, and disability insurance coverage for twenty four (24) months following such termination at levels and a net cost to Executive comparable to that provided to Executive immediately prior to such termination; and

(c)  Company shall provide Executive with outplacement services not to exceed a total cost of $5,000.

4.  Constructive Termination.  If, within a period of eighteen (18) months following the date of a Change in Control, (a) Executive’s Basic Compensation is reduced (unless such reduction is part of an across the board reduction affecting all Company executives with a comparable level of responsibility, title or stature), or (b) Executive is removed from or denied participation in incentive plans, benefit plans, or perquisites generally provided by the Company to other Company executives with a comparable level of responsibility, title or stature, or (c) Executive’s target incentive opportunity, benefits or perquisites are reduced relative to other Company executives with comparable responsibility, title or stature, or (d) Executive is assigned duties or obligations inconsistent with his position with the Company or (e) there is a material adverse change in the nature and scope of Executive’s authority or his overall working environment, such event shall be considered a termination without cause and Executive shall be entitled to the benefits set forth in Section 3 above.  For purposes of definition, an adverse change in overall working environment would include movement of the Executive’s primary office to outside the Houston, Texas metro area.

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5.              Miscellaneous Provisions.

5.1  All terms and conditions of this Agreement are set forth herein and in the Employment Agreement, and there are no warranties, agreements or understandings, express or implied, except those expressly set forth herein and in the Employment Agreement.

5.2  Any modification to this Agreement shall be binding only if evidenced in writing signed by all parties hereto.

5.3  Any notice or other communication required or permitted to be given hereunder shall be deemed properly given if personally delivered or deposited in the United States mail, registered or certified and postage prepaid, addressed to the Company at its most recent address on file with the United State Securities and Exchange Commission, or to Executive at his or her most recent home address on file with Company, or at other such addresses as may from time to time be designated in writing by the respective parties.

5.4  The laws of the State of Colorado shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties involved.

5.5  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

5.6  This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Company and the personal representatives, heirs and legatees of Executive.

5.7  There shall be deducted from the payment of any benefit due under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of Executive.

5.8  As a condition to receiving the payments and benefits hereunder, the Executive shall execute a document in customary form, releasing and waiving any and all claims, causes of actions and the like against the Company and its successors, shareholders, officers, trustees, agents and employees, regarding all matters relating to the Executive’s service as an employee of the Company or any affiliates and the termination of such relationship.  Such claims include, without limitation, any claims arising under the Age Discrimination in Employment Act of 1967, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991, as amended; the Equal Pay Act of 1962; the American Disabilities Act of 1990; the Family Medical Leave Act, as amended; the Employee Retirement Income Security Act of 1976, as amended, or any like acts under the laws of Australia, as the case may be.

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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

TIPPERARY CORPORATION

On Behalf of the Compensation Committee

Of the Board of Directors

/s/ Eugene I. Davis
Signature

Eugene I. Davis
Name

Director
Title

KENNETH L. ANCELL

/s/ Kenneth L. Ancell

5

CHANGE IN CONTROL SEVERANCE AGREEMENT

THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (this “Agreement”) is made effective as of April 1, 2005 by and between Tipperary Corporation, a Texas corporation (the “Company”) and Jeffrey T. Obourn, Senior Vice President (“Executive”).

Explanatory Statements

WHEREAS, the Executive and Company are parties to that certain Employment and Confidentiality Agreement dated January 17, 2002, as amended by an Amendment to Employment Agreement dated January 6, 2005 (collectively the “Employment Agreement”)(capitalized terms not defined herein shall have the definition set forth in the Employment Agreement); and

WHEREAS, the Board of Directors of the Company (the “Board”) recognizes that the possibility of a Change in Control (as hereinafter defined) exists or may exist in the future and that the threat or the occurrence of a Change in Control can result in significant distractions of its key management personnel and employees because of the uncertainties inherent in such a situation; and

WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its shareholders to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure his continued dedication and efforts in such event without undue concern for his personal financial and employment security; and

WHEREAS, in order to induce the Executive to remain in the employ of the Company particularly in the event of a threat or the occurrence of a Change in Control, the Employer desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event his employment is terminated as a result of, or in connection with, a Change in Control.

Agreement

NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Company and Executive agree as follows:

1.  Term.  This Agreement shall commence as of the date hereof and shall continue in effect until the date the Executive’s employment by the Company is terminated; provided, however, that if the Executive’s employment is terminated following, or in anticipation of, a Change in Control, the term shall continue in effect until all payments and benefits have been made or provided to the Executive hereunder.

2.              Definitions.

2.1  “Bonus” shall mean a sum equal to the average of the Executive’s annual bonuses paid by the Company in 2003, 2004 and 2005 by March 31, 2005.

2.2  “Change in Control” shall mean:

(a)  The acquisition by any “Person” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(b)  Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)  Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination,

(i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination,

(ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of

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the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

3.  Change in Control.  In the event of a Change in Control of the Company at any time during the Term of this Agreement, and Executive’s termination without cause under Section 9 of the Employment Agreement within a period of eighteen (18) months following the date of a Change in Control, Executive shall be entitled to the following Benefits:

(a)  The Company shall pay Executive a lump-sum severance amount within thirty (30) days following such termination equal to two (2) times the Executive’s Basic Compensation and Bonus, which amount shall be in lieu of and not in addition to Termination Compensation set forth in Section 9 of the Employment Agreement; and

(b)  The Company shall provide for Executive to receive medical, dental, life, and disability insurance coverage for twenty four (24) months following such termination at levels and a net cost to Executive comparable to that provided to Executive immediately prior to such termination; and

(c) Company shall provide Executive with outplacement services not to exceed a total cost of $5,000.

4.  Constructive Termination.  If, within a period of eighteen (18) months following the date of a Change in Control, (a) Executive’s Basic Compensation is reduced (unless such reduction is part of an across the board reduction affecting all Company executives with a comparable level of responsibility, title or stature), or (b) Executive is removed from or denied participation in incentive plans, benefit plans, or perquisites generally provided by the Company to other Company executives with a comparable level of responsibility, title or stature, or (c) Executive’s target incentive opportunity, benefits or perquisites are reduced relative to other Company executives with comparable responsibility, title or stature, or (d) Executive is assigned duties or obligations inconsistent with his position with the Company or (e) there is a material adverse change in the nature and scope of Executive’s authority or his overall working environment, such event shall be considered a termination without cause and Executive shall be entitled to the benefits set forth in Section 3 above.  For purposes of definition, an adverse change in overall working environment would include movement of the Executive’s primary office to outside the Denver, Colorado metro area.

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5.              Miscellaneous Provisions.

5.1  All terms and conditions of this Agreement are set forth herein and in the Employment Agreement, and there are no warranties, agreements or understandings, express or implied, except those expressly set forth herein and in the Employment Agreement.

5.2  Any modification to this Agreement shall be binding only if evidenced in writing signed by all parties hereto.

5.3  Any notice or other communication required or permitted to be given hereunder shall be deemed properly given if personally delivered or deposited in the United States mail, registered or certified and postage prepaid, addressed to the Company at its most recent address on file with the United State Securities and Exchange Commission, or to Executive at his or her most recent home address on file with Company, or at other such addresses as may from time to time be designated in writing by the respective parties.

5.4  The laws of the State of Colorado shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties involved.

5.5  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

5.6  This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Company and the personal representatives, heirs and legatees of Executive.

5.7  There shall be deducted from the payment of any benefit due under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of Executive.

5.8  As a condition to receiving the payments and benefits hereunder, the Executive shall execute a document in customary form, releasing and waiving any and all claims, causes of actions and the like against the Company and its successors, shareholders, officers, trustees, agents and employees, regarding all matters relating to the Executive’s service as an employee of the Company or any affiliates and the termination of such relationship.  Such claims include, without limitation, any claims arising under the Age Discrimination in Employment Act of 1967, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991, as amended; the Equal Pay Act of 1962; the American Disabilities Act of 1990; the Family Medical Leave Act, as amended; the Employee Retirement Income Security Act of 1976, as amended, or any like acts under the laws of Australia, as the case may be.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

TIPPERARY CORPORATION

On Behalf of the Compensation Committee

Of the Board of Directors

/s/ Eugene I. Davis
Signature

Eugene I. Davis
Name

Director
Title

JEFFREY T. OBOURN

Jeffrey T. Obourn

5

CHANGE IN CONTROL SEVERANCE AGREEMENT

THIS CHANGE IN CONTROL SEVERANCE AGREEMENT (this “Agreement”) is made effective as of April 1, 2005 by and between Tipperary Corporation, a Texas corporation (the “Company”) and Joseph Feiten, Chief Financial Officer (“Executive”).

Explanatory Statements

WHEREAS, the Board of Directors of the Company (the “Board”) recognizes that the possibility of a Change in Control (as hereinafter defined) exists or may exist in the future and that the threat or the occurrence of a Change in Control can result in significant distractions of its key management personnel and employees because of the uncertainties inherent in such a situation; and

WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its shareholders to retain the services of the Executive in the event of a threat or occurrence of a Change in Control and to ensure his continued dedication and efforts in such event without undue concern for his personal financial and employment security; and

WHEREAS, in order to induce the Executive to remain in the employ of the Company particularly in the event of a threat or the occurrence of a Change in Control, the Employer desires to enter into this Agreement with the Executive to provide the Executive with certain benefits in the event his employment is terminated as a result of, or in connection with, a Change in Control.

Agreement

NOW THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Company and Executive agree as follows:

1.  Term.  This Agreement shall commence as of the date hereof and shall continue in effect until the date the Executive’s employment by the Company is terminated; provided, however, that if the Executive’s employment is terminated following, or in anticipation of, a Change in Control, the term shall continue in effect until all payments and benefits have been made or provided to the Executive hereunder.  The Executive is an “at will” employee of the Company.  Subject to the terms and conditions of this Agreement, the Company may terminate the Executive’s employment at any time by giving written notice to Executive of termination for Cause (as defined herein) or termination without Cause.

2.              Definitions.

2.1  “Accrued Compensation” shall mean an amount which shall include all amounts earned or accrued through the date the Executive’s employment is terminated (the “Termination Date”) but not paid as of the Termination Date including (i) the Base Amount (as hereinafter defined) (ii) reimbursement for reasonable and necessary expenses incurred by the Executive on behalf of the Company during the period ending on the Termination Date, (iii) paid time off (to the extent provided by Company policy or applicable law), and (iv) any Bonus  (as hereinafter defined).

2.2  “Bonus” shall mean a sum equal to the average of the Executive’s annual bonuses paid by the Company in 2003, 2004 and 2005 by March 31, 2005..

2.3  “Base Amount” shall mean the greater of (a) the Executive’s annual base salary, at the rate in effect immediately prior to the Change in Control and (b) the Executive’s annual base salary, at the rate in effect on the Termination Date.

2.4         For purposes of this Agreement, a termination of employment is for “Cause” if:

(a) it is the result of the Executive’s (i) failure to observe or perform any of the material terms or provisions of this Agreement, (ii) failure to comply fully with the lawful directives of the Chief Executive Officer, (iii) disclosure or unauthorized use of any confidential information of the Company, (iv) participation directly or indirectly or providing information which results in competition with the Company, (v) deception, (vi) willful misconduct, (vii) material neglect of the Company’s business, (viii) conviction of a felony or other crime involving moral turpitude, (ix) misappropriation of funds, or (x) habitual insobriety; or

(b) the Executive becomes “totally disabled”, as defined below, the Company may terminate this Agreement by notice to the Executive, and as of the termination date, the Company shall have no further liability or obligation to the Executive hereunder except as follows: the Executive shall receive any unpaid Accrued Compensation, if any, through the Termination Date.  For the purposes hereof, the Executive shall be deemed to be “totally disabled” if the Executive is considered totally disabled according to the definition under any group disability plan maintained by the Company and in effect at the Termination Date, or in the absence of any plan, under applicable Social Security regulations.  In the event of any dispute under this Section, the Executive shall submit to a physical examination by a licensed physician mutually satisfactory to the Company and the Executive, the cost of such examination to be paid by the Company, and the determination of such physician shall be determinative; or

(c) the Executive dies during employment with the Company, this Agreement shall terminate on the date of death, and thereafter the Company shall not have any further liability or obligation to the Executive, his executors, administrators, heirs, assigns or any other person claiming under or through the Executive’s estate except that the Executive’s estate shall receive any unpaid Accrued Compensation, if any, through the date of death.

2.5  “Change in Control” shall mean:

(a)  The acquisition by any “Person” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

(b)  Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)  Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination,

(i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination,

(ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)  Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

3.  Change in Control.  In the event of a Change in Control of the Company at any time during the Term of this Agreement, and Executive’s termination without Cause within a period of eighteen (18) months following the date of a Change in Control, Executive shall be entitled to the following Benefits:

(a)  The Company shall pay Executive the Accrued Compensation, and a lump-sum severance amount within thirty (30) days following such termination equal to two (2) times the Executive’s Base Amount and Bonus; and

(b)  The Company shall provide for Executive to receive medical, dental, life, and disability insurance coverage for twenty four (24) months following such termination at levels and a net cost to Executive comparable to that provided to Executive immediately prior to such termination.

(c)  Any of Executive’s options and/or warrants under the Company’s equity compensation plans outstanding as of the termination date and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; and

(d)  Company shall provide Executive with outplacement services not to exceed a total cost of $5,000.

4.  Constructive Termination.  If, within a period of eighteen (18) months following the date of a Change in Control, (a) Executive’s Basic Compensation is reduced (unless such reduction is part of an across the board reduction affecting all Company executives with a comparable level of responsibility, title or stature), or (b) Executive is removed from or denied participation in incentive plans, benefit plans, or perquisites generally provided by the Company to other Company executives with a comparable level of responsibility, title or stature, or (c) Executive’s target incentive opportunity, benefits or perquisites are reduced relative to other Company executives with comparable responsibility, title or stature, or (d) Executive is assigned duties or obligations inconsistent with his position with the Company or (e) there is a material adverse change in the nature and scope of Executive’s authority or his overall working environment, such event shall be considered a termination without cause and Executive shall be entitled to the benefits set forth in Section 3 above.  For purposes of definition, an adverse change in overall working environment would include movement of the Executive’s primary office to outside the Denver, Colorado metro area.

5.              Employee Covenants

5.1  Executive agrees that any and all confidential knowledge or information, including but not limited to customer lists, books, records, data, formulae, specifications, inventions, processes and methods, and developments and improvements, which have been or may be obtained or learned by Employee in the course of his employment with the Company, will be held confidential by Executive, and that Executive shall not disclose the same to any person outside of the Company either during his employment with the Company or after his employment by the Company has terminated.

5.2  Executive agrees that upon termination of his employment with the Company he will immediately surrender and turn over to the Company all books, records, forms, specifications, formulae, data, and all papers and writings relating to the business of the Company and all other property belonging to the Company, it being understood and agreed that the same are the sole property of the Company and that Executive shall not make or retain any copies thereof.

5.3  Executive agrees that all inventions, developments or improvements which he has made or may make, conceive, invent, discover or otherwise acquire during his employment with the Company in the scope of his responsibilities or otherwise shall become the sole property of the Company.

6.              Miscellaneous Provisions.

6.1  All terms and conditions of this Agreement are set forth herein and in the Employment Agreement, and there are no warranties, agreements or understandings, express or implied, except those expressly set forth herein and in the Employment Agreement.

6.2  Any modification to this Agreement shall be binding only if evidenced in writing signed by all parties hereto.

6.3  Any notice or other communication required or permitted to be given hereunder shall be deemed properly given if personally delivered or deposited in the United States mail, registered or certified and postage prepaid, addressed to the Company at its most recent address on file with the United State Securities and Exchange Commission, or to Executive at his or her most recent home address on file with Company, or at other such addresses as may from time to time be designated in writing by the respective parties.

6.4  The laws of the State of Colorado shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties involved.

6.5  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

6.6  This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the Company and the personal representatives, heirs and legatees of Executive.

6.7  There shall be deducted from the payment of any benefit due under this Agreement the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of Executive.

6.8  As a condition to receiving the payments and benefits hereunder, the Executive shall execute a document in customary form, releasing and waiving any and all claims, causes of actions and the like against the Company and its successors, shareholders, officers, trustees, agents and employees, regarding all matters relating to the Executive’s service as an employee of the Company or any affiliates and the termination of such relationship.  Such claims include, without limitation, any claims arising under the Age Discrimination in Employment Act of 1967, as amended; Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991, as amended; the Equal Pay Act of 1962; the American Disabilities Act of 1990; the Family Medical Leave Act, as amended; the Employee Retirement Income Security Act of 1976, as amended, or any like acts under the laws of Australia, as the case may be.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

TIPPERARY CORPORATION

On Behalf of the Compensation Committee

Of the Board of Directors

/s/ Eugene I. Davis
Signature

Eugene I. Davis
Name

Director
Title

JOSEPH FEITEN

/s/ Joseph Feiten